VOYA FLEXIBLE INCOME

A FIXED OR VARIABLE, GROUP AND/OR INDIVIDUAL IMMEDIATE ANNUITY

issued by

Voya Retirement Insurance and Annuity Company
and its

Variable Annuity Account C

Supplement Dated November 15, 2018

This supplement updates and amends certain information contained in your contract prospectus dated May 1, 2018. Please read it carefully and keep it with your contract prospectus for future reference.

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IMPORTANT INFORMATION ABOUT THE
FRANKLIN SMALL CAP VALUE VIP FUND

Effective November 1, 2018, the investment management services provided by Franklin Advisory Services, LLC, a wholly owned subsidiary of Franklin Resources, Inc., and the personnel that provide such services to the Franklin Small Cap Value VIP Fund were restructured into Franklin Mutual Advisers, LLC, also a wholly owned subsidiary of Franklin Resources, Inc. Accordingly, all references in your contract prospectus to “Franklin Advisory Services, LLC” as subadviser for the Franklin Small Cap Value VIP Fund are to be deleted and replaced with “Franklin Mutual Advisers, LLC.”

MORE INFORMATION IS AVAILABLE

More information about the funds available through your contract, including information about the risks associated with investing in them can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting us at:

Payout Services

One Orange Way

Windsor, CT 06095-4774

1-800-584-6001

If you received a summary prospectus for any of the funds available through your contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

X.109622-18A	November 2018